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EXHIBIT 99.3

CONSENT TO DIRECTOR DESIGNATION

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, the undersigned hereby consents to be designated as a director of Hawaiian Holdings in the Registration Statement on Form S-4 of Hawaiian Holdings, initially filed with the Securities and Exchange Commission on May 3, 2002 and any amendments thereto.

Date June 24, 2002	By:	/s/ GREGORY S. ANDERSON Gregory S. Anderson

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  EXHIBIT 99.3
CONSENT TO DIRECTOR DESIGNATION